UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2026
Ategrity Specialty Insurance Company Holdings
(Exact name of registrant as specified in its charter)

Nevada	001-42695	82-4925734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9 West 57th Street, 33rd Floor
New York, NY 10019
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 509-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On October 21, 2026, Ategrity Specialty Insurance Company Holdings (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2026. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information contained in Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Separation Agreement with Former Chief Financial Officer
As previously disclosed, Neelam Patel ceased serving as Chief Financial Officer of the Company effective July 6, 2026, and her employment terminated effective September 16, 2026 (the “Termination Date”).
On October 20, 2026, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Ms. Patel, pursuant to which, subject to the terms and conditions of the Separation Agreement, Ms. Patel will receive the severance payments and benefits payable upon a termination without "cause" under the Employment Agreement between Ms. Patel and the Company dated as of August 13, 2024, consisting of $200,000 in severance payments, payable over six months, a prorated 2026 annual bonus of $354,794.52 and six months of subsidized health coverage, as well as a $50,000 payment pursuant to the Separation Agreement in respect of her 2025 special bonus.
The Separation Agreement includes a general release of claims and requires continued compliance by Ms. Patel with restrictive covenants as a condition to receipt of the foregoing severance benefits.
The foregoing description is qualified in its entirety by reference to the Separation Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and Release, dated October 20, 2026, between Ategrity Specialty Insurance Company Holdings and Neelam Patel.
99.1	Press Release dated October 21, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEGRITY SPECIALTY INSURANCE COMPANY HOLDINGS

Date: October 21, 2026	By:	/s/ Neil Adler
Neil Adler
Chief Financial Officer